UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2015

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 21, 2015, Vishay Precision Group, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,664,208 shares of the Company’s common stock and 1,025,158 shares of the Company’s Class B common stock were entitled to vote as of April 1, 2015, the record date for the Annual Meeting, of which 11,118,530 were present in person or by proxy at the Annual Meeting (representing 20,245,304 total votes). Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to stockholders.
Proposal 1: Election of Directors

The Company’s stockholders voted to elect Samuel Broydo, Saul Reibstein, Ziv Shoshani, Timothy Talbert and Marc Zandman to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2016 Annual Meeting of Stockholders. The number of votes cast in the election of directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
Samuel Broydo	17,095,923	1,812,813	1,336,568
Saul Reibstein	17,096,420	1,812,316	1,336,568
Ziv Shoshani	18,429,878	478,858	1,336,568
Timothy Talbert	16,844,874	2,063,862	1,336,568
Marc Zandman	18,244,519	664,217	1,336,568
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The number of votes cast in the ratification of the appointment of Ernst & Young LLP was as follows:

	For	Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	20,228,780	11,567	4,957	0

Item 8.01    Other Information

On May 21, 2015, the Board of Directors (the “Board”) of the Company authorized an increase in the Company’s previously disclosed stock repurchase program from 500,00 to 2,000,000 shares of the Company’s common stock (the “Updated Program”), of which 281,130 shares had been repurchased as of May 20, 2015. The Updated Program will expire in May 2016, and the Board authorized purchases thereunder to be made through a trading plan adopted under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), open market purchases or private transactions, in accordance with the applicable federal securities laws, including Rule 10b-18 of the Exchange Act.
A copy of the press release announcing the adoption of the Updated Program is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 21, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: May 26, 2015	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated May 21, 2015.